Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Darren R. Stevenson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Blacksands Petroleum, Inc., for the fiscal quarter ended April 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Blacksands Petroleum, Inc.

Date: June 14, 2007	By:	/s/ Darren Stevenson
Darren Stevenson, President, Chief Executive Officer and acting principal financial officer